SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
SMITH BARNEY CALIFORNIA MONEY MARKET PORTFOLIO
SMITH BARNEY NEW YORK MONEY MARKET PORTFOLIO

               SUPPLEMENT DATED OCTOBER 7, 1996 TO PROSPECTUSES*

  The following information supplements and, to the extent inconsistent therewith, supersedes the information contained in the section of the Prospectus of each of the funds listed above (each a "Fund") entitled "Purchase of Shares --Systematic Investment Plan":

  For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A and Class C shares and the minimum subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A and Class C shares and the minimum subsequent investment requirement for all Classes is $50.

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*Prospectuses dated:

Smith Barney Municipal Money Market Fund, Inc.           July 1, 1996
Smith Barney California Money Market Portfolio           July 1, 1996
Smith Barney New York Money Market Portfolio             July 1, 1996


FD01215 10/96